United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
January 1, 2009
UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)
000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)
562.552.9400
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1
EX-99.1

UTi Worldwide Inc.
Current Report on Form 8-K
January 1, 2009
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) and (c) On January 1, 2009, Eric W. Kirchner, age 49, signed an agreement to become Chief Executive Officer of UTi Worldwide Inc. (the “Company”). It is expected that Mr. Kirchner will begin his employment with the Company on or about January 19, 2009. Mr. Kirchner will succeed Roger I. MacFarlane, one of the Company’s original founders. Mr. MacFarlane, 63, will resign as Chief Executive Officer effective on Mr. Kirchner’s start date. Thereafter, Mr. MacFarlane will serve in a transitional role through April 2009, at which time he will retire as an employee of the Company, pursuant to previously announced executive transition plans. Mr. MacFarlane will remain a member of the Board of Directors and, as described below under Item 8.01, will become the Company’s non-executive Chairman of the Board effective on Mr. Kirchner’s start date.
     Prior to joining the Company, Mr. Kirchner served as President of Freight Forwarding for United Parcel Service, Inc. (“UPS”) from October 2007 to January 2009, where he oversaw a global organization responsible for strategy, financial performance and revenue for freight forwarding services. He was also ultimately responsible for network management, capacity planning and procurement for the freight forwarding business. Prior thereto, Mr. Kirchner served as President, North America Forwarding for UPS from October 2006 to October 2007 and as President, Global Transportation, UPS Supply Chain Solutions from December 2004 to October 2006. From October 2003 to December 2004, Mr. Kirchner served as Chief Operating Officer of Menlo Worldwide Forwarding, Inc., a global freight forwarder.
     Mr. Kirchner will serve as Chief Executive Officer of the Company pursuant to an employment agreement between Mr. Kirchner and an indirect subsidiary of the Company. The employment agreement, which may be terminated by either party upon advance notice as provided for therein, provides that Mr. Kirchner’s annual base salary shall be $700,000 (subject to future increases, but not decreases). The employment agreement also provides that for fiscal year 2010 Mr. Kirchner shall have a target cash performance bonus equal to 90% of his base annual salary, which bonus shall not be less than $315,000 for fiscal year 2010. Thereafter, Mr. Kirchner shall be eligible for consideration for an annual cash performance bonus in accordance with the applicable terms of the bonus plan in effect from time to time with a target amount equal to 90% of his base salary. The employment agreement also provides that Mr. Kirchner is entitled to receive a one-time signing bonus of $150,000 and relocation assistance. Under the agreement, Mr. Kirchner is entitled to participate in the Company’s medical, insurance and other welfare and benefit plans for senior executives. The employment agreement also contains nondisclosure and nonsolicitation provisions.
          Upon a termination of Mr. Kirchner’s employment by the Company without “cause”, under his employment agreement Mr. Kirchner is entitled to continue to receive his monthly salary and benefits for a period of six months, and thereafter, severance equal to six months base salary and a pro rata portion of his cash bonus for the year in which he was terminated, if any. Notwithstanding the foregoing, if Mr. Kirchner’s employment is terminated by the Company without cause prior to January 31, 2010, then Mr. Kirchner shall be entitled to receive his monthly salary and benefits for six months, and thereafter, Mr. Kirchner shall be entitled to receive severance equal to 18 months base salary plus the sum of (a) $630,000 and (b) $630,000 multiplied by a fraction where the numerator equals the number of full months during fiscal 2010 in which Mr. Kirchner was employed by the Company and the denominator is twelve. If Mr. Kirchner’s employment is terminated in connection with a “change of control” of the Company, or if within twelve months following a change of control of the Company Mr. Kirchner is entitled to terminate his employment for “good reason”, in each case as provided for in his employment agreement, then Mr. Kirchner shall be entitled to receive severance equal to twenty-four months of his base salary.
     Mr. Kirchner’s employment agreement provides that for fiscal 2010 he is to be awarded equity-based incentive awards with an aggregate target value equal to 300% of Mr. Kirchner’s base salary. Thereafter, Mr. Kirchner shall be eligible for consideration for one or more annual equity-based incentive awards, which awards are to be made in accordance with the applicable terms of the incentive plans in effect from time to time and shall be considered at a target value equal to 300% of Mr. Kirchner’s base salary, as determined by the Compensation Committee and the Board of Directors.
     The foregoing description of Mr. Kirchner’s employment agreement is qualified in its entirety to the actual agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
          (d) In connection with his becoming the Company’s Chief Executive Officer, Mr. Kirchner will also become a director of the Company effective on his start date Mr. Kirchner will not be appointed to any committees of the Board of Directors at such time. The disclosure regarding Mr. Kirchner’s employment agreement set forth in (b) and (c) above is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
          The press release announcing Mr. Kirchner’s appointment is attached hereto as Exhibit 99.1.
Item 8.01. Other Events
          Effective upon Mr. Kirchner’s start date, which is expected to be on or about January 19, 2009, Mr. MacFarlane will become the Company’s non-executive Chairman of the Board. Tiger Wessels, who currently holds such position, will continue to serve as a member of the Company’s Board of Directors.

     Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

10.1	Employment Agreement dated January 1, 2009 of Mr. Kirchner.

99.1	Press Release, dated January 5, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: January 5, 2009	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President — Enterprise Support Services & General Counsel

Exhibit Index

Exhibit	Description

10.1	Employment Agreement dated January 1, 2009 of Mr. Kirchner.

99.1	Press Release dated January 5, 2009